DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS

Delaware Limited-Term Government Fund

Class A ● Class B ● Class C

Supplement to the Prospectus dated April 30, 2001

The following replaces the information under the section entitled "What are the Fund's fees and expenses?" on page 3 of the Prospectus:

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

CLASS	A	B	C
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	2%[2]	1%[3]
Maximum sales charge (load) imposed on reinvested dividends	none	none	none
Redemption fees	none	none	none

Annual fund operating expenses are deducted from the Fund's assets.

Management fees	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.15%[4]	1.00%	1.00%
Other expenses	0.48%	0.48%	0.48%
Total operating expenses	1.13%	1.98%	1.98%
Fee waivers and payments[5]	(0.38%)	(0.38%)	(0.38%)
Net expenses	0.75%	1.60%	1.60%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.6This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS[7]	A	B	B	C	C
			(if redeemed)		(if redeemed)
1 year	$548	$163	$663	$163	$263
3 years	$781	$585	$885	$585	$585
5 years	$1,033	$1,032	$1,232	$1,032	$1,032
10 years	$1,752	$2,055	$2,055	$2,276	$2,276

1 A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
2 If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 2%, which declines to 1% during the third year, and 0% thereafter.
3 Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
4 The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30%, however the Board of Trustees have set the 12b-1 plan expenses for the Class A shares at 0.15%.
5 Effective July 1, 2001, the investment manager has contracted to waive fees and pay expenses through December 31, 2002 in order to prevent total operating expenses (excluding 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets.
6 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
7 The Class B example reflects the conversion of Class B shares to Class A shares after approximately five years. Information for years six through ten reflects expenses of the Class A shares.

The date of this Supplement is October 26, 2001.